Travelers
Corporate
Loan Fund Inc.

Semi-Annual Report
March 31, 2000

[GRAPHIC]

Travelers Corporate Loan Fund Inc.

    [PHOTO]                             [PHOTO]
HEATH B. MCLENDON                   GLENN N. MARCHAK
   Chairman               Vice President and Investment Officer

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the period ended March 31, 2000 for the Travelers Corporate Loan Fund Inc. ("Fund"). We hope you find this report useful and informative. During the reporting period, the Fund distributed income dividends totaling $0.70 per share. The table below shows the annualized distribution rate and six-month total return based on the Fund's net asset value per share ("NAV") and the New York Stock Exchange ("NYSE") closing price at March 31, 2000.1

    Price                         Annualized                Six-Month
  Per Share                   Distribution Rate2          Total Return
  ---------                   ------------------          ------------
$15.14 (NAV)                        9.39%                     5.00%
$13.625 (NYSE)                     10.44%                    (0.15)%

Special Shareholder Notice
The Fund's investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund seeks to achieve this objective by investing primarily in a professionally managed portfolio of interests in floating

---------------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund, plus all other assets. This result (net assets) is divided by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which the investor buys or sells shares of the Fund is its market (NYSE) price as determined by supply and demand.
2 Total returns are based on changes in NAV and the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the above chart. This annualized distribution rate assumes a current monthly income dividend rate of $0.1185 for twelve months. This rate is as of May 19, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             1
or variable rate collateralized senior loans. Unlike fixed-rate investments, the interest rates from these collateralized loans will periodically adjust in response to changes in short-term interest rates. These rate adjustments provide investors with higher income during periods of rising interest rates and lower income during periods of declining interest rates.

We are proud to report that, based on data provided by Lipper, Inc., a major fund-tracking organization, the Fund had the highest cumulative total return for the twelve month period ended March 31, 2000, when compared to the other 34 other funds in the loan participation fund category. Cumulative total return is based on distributed earnings plus the change in NAV. Of course, past performance is not indicative of future results.

On April 14, 2000, the Fund declared a regular monthly dividend for April 2000 of $0.1325 per share, representing an increase from February's dividend of $0.1070 per share. The higher dividend in April was primarily the result of the distribution of excess income accumulated in the Fund since the beginning of the year and the recent series of Federal Reserve Board ("Fed") interest rate increases that continue to positively contribute to the Fund's cash flow.

Portfolio Review
Consistent with our original investment mandate, the portfolio is made up of entirely floating or variable rate collateralized senior loans of U.S. issuers that performed competitively during the period. As of March 31, 2000, the Fund had total net assets of approximately $148.1 million that had an average equivalent rating of "Ba3." During the period, the Fund's portfolio was invested in 23 industry sectors with the largest industry concentration of 14.2% in the telecommunications industry. The Fund has interests in loans made to 55 issuers.

We continue to maintain a comfortable margin over the NAV of $15.00 per share at the inception of the Fund. One key aspect of the Fund's management policy is that its NAV is calculated to date on a "mark-to-market" basis using current market prices for each loan in the Fund as determined weekly by a third party pricing service.

The Fed increased short-term interest rates by 25 basis points3 on February 2, 2000 and March 21, 2000. The last rate increase was the fifth 25 basis point increase in a series of rate increases by the Fed,the first of which was on June 30, 1999, the second on August 24, 1999 and the third on November 16, 1999. Most, if not all, of the effects of earlier rate increases have been reflected in the Fund's cash flow and the effect of the later rate increases has continued to work its way

-------------------
3    A basis point is 0.01% or one-hundredth of a percent.

--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders
into the Fund's cash flow. As a result, we have been able to increase the monthly dividend paid on the Fund four times over this period of Fed rate increases. A portion of the last dividend increase, reflects the fact that we have seen an increased impact on cash flow of these rate increases as more time has elapsed.

On May 16, 2000 the Federal Open Market Committee raised interest rates 0.50% to 6.50% and indicated that it will implement more rate increases in the months to come if necessary. Additionally, as the U.S. economy has continued to grow rapidly, many reports predict that the Fed will continue to raise short-term rates several more times over the remainder of 2000.

As interest payable on the loans in the portfolio are based on the London Inter Bank Offered Rate ("LIBOR")4, a short-term interest benchmark, the Fed's rate increases should improve the return on the Fund's portfolio, all things being equal. (Of course, no guarantee can be made that this will in fact occur.) In addition, since the loans in the Fund's portfolio have varying interest rate reset dates, it may take some time for the full effect of any rate increase to completely work its way into the portfolio.

While several of the trends in the financial markets on a relative basis tend to positively affect the stock price of corporate loan mutual funds, the market price of the Fund's shares declined since our last report. Although we are unable to identify all of the reasons for this decline, we believe that there are several contributing factors. First, the high rates of return investors have come to expect from stocks has reduced the appeal of "conservative" corporate loans. Second, certain technical factors, including shares of the Fund being sold by shareholders to generate cash to pay tax liabilities, also negatively effected the price of Fund shares both in March and in the first half of April.

Lastly, in our opinion, the price of corporate loan funds in general, has also been affected by recent scrutiny by the Securities and Exchange Commission ("SEC") as to how corporate loan portfolios are priced. As noted in our last report, the SEC has called into question the application of the "fair value" valuation methodology employed by some corporate loan funds. The SEC appears to be recommending that corporate loan funds use a valuation methodology more in line with the "mark-to-market" method. As noted earlier in the report, the Fund already employs this "mark-to-market"technique favored by the SEC.

Several recent trends in the financial markets should tend to have a positive influence on the share price of the Fund. The most obvious trend is the continuing general expectation for higher interest rates. Secondly, in our opinion, the technical factors that have recently had a negative impact on the

-------------------
4 LIBOR is the rate that most creditworthy international banks dealing in euro charge each other for large loans.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             3

Fund's share price may have, at least for now, begun to dissipate. Lastly, ongoing investor uncertainty in the high-yield bond and stock markets might influence investors to move to more conservative asset classes such as corporate loans. It is possible that the recent significant downturn in the stock market may have tempered investors' expectations for high rates of return for stocks.

Investment Strategy
Our investment strategy remained consistent with previous reporting periods: identify what we believe are the highest quality assets at what we think are reasonable prices. And while we are comfortable with the current level of diversification in the portfolio, we continue to look to improve the Fund's diversification at the margin. As default rates have increased to a level of more than 5% in late 1999 and early 2000, we remained extremely selective about the assets we have added to the portfolio during the period and we are pleased to report that there were no defaults in the Fund. Yet, while default rates have begun to decline recently,a significant amount of volatility remains in the financial markets.

This is a time when we need to be vigilant in applying our credit discipline when reviewing assets we consider adding to the portfolio. At the same time, we continue to monitor our existing Fund holdings in an attempt to identify negative trends in advance of any potential credit problems. Moreover, we seek to ensure that changing economic and financial market factors do not result in an unacceptably high level of vulnerability for any of the corporate loans held in the portfolio.

There has been a sufficient level of new issuance in the corporate loan market to allow us to replace loans in the portfolio that repaid earlier than we had originally expected. We anticipate that we should be able to maintain satisfactory asset levels during the quarter as we are aware of several loans in the portfolio that expect to be prepaying ahead of schedule. As always, we will continue to carefully select replacements to the portfolio.

Our goal in the Fund remains constant: work hard to optimize the Fund's diversification and target select opportunities while operating within the parameters of our high credit standards. And while the future is always uncertain, we seek to bring our shareholders the best combination of quality and price in the assets we purchase to achieve the best risk-adjusted returns available in the corporate loan asset class.

Corporate Loan Market Outlook
Although new loan issuance has recently been strong, the corporate loan market is generally suffering from limited supply as investor demand has been very high. We expect that competition will continue for new loan transactions that are, in our view, well-structured and priced.

--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

Despite the strong demand for loans, credit spreads and structures for newly-issued loans have become more favorable as investors have reacted to the higher level of defaults that have occurred in late 1999 and into 2000. Over the near term, we anticipate that many investors may continue to be credit sensitive, due to the recent number of defaults, which in turn, should continue to provide an attractive environment for investing in new issues. However, while new issuance has recently been high,it is difficult to predict what level of new issuance we can expect over the next few months due to higher volatility in the financial markets.

The one industry where robust new issuance has recently exceeded investor demand has been the telecommunications sector. Many investor portfolios have reached their limit for telecommunications industry exposure and, as a result, secondary market prices have softened. In our opinion, telecommunications issuance may remain strong in the coming months and secondary market prices for what we think are marginal telecommunications names will probably remain weak.

We are decidedly conservative about investments in the developing telecommunications industry. However, in the rush of new telecommunications issues, we have added several telecommunications names that we feel meet our stringent investment criteria. As a result, telecommunications is now the largest industry component in the portfolio. Although we have seen a drop-off in secondary market price of some of the telecommunications companies that we own, the effect on the portfolio has been marginal. In spite of the increase in price volatility in this sector, we are very comfortable with the investments we have made in the telecommunications industry.

Economic Outlook
As of February 2000, the expansion of the U.S. economy has been the longest in history. The economy's persistent strength continued in the first quarter of 2000 and consumer confidence has remained high. In response to this strong economic growth, the Fed continued its tightening policy in the first quarter, rising interest rates in two 25 basis point increments. As previously noted, the Fed raised interest rates by 0.50% on May 16, 2000.

U.S. consumers have continued to spend, with auto sales at record levels in February and, despite a rise in mortgage rates, home sales remained largely unaffected. Employment markets continue to be tight which also contributed to high consumer confidence. The strong employment market has yet to negatively impact wage inflation, largely as a result of the fact that productivity growth has been incredibly strong. However, there have been signs of more tightness in the labor market such as unfilled job positions and more focus by employers on perks and benefits. These indicators lead us to think that higher wage inflation in some form is imminent if growth continues to be as strong as it has been.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             5

In our opinion, there is nothing on the horizon likely to slow the economy enough in the near term to prevent the Fed from continuing to raise interest rates. Consumers seem to be handling higher oil prices without much impact. While higher interest rates may slow the growth of the housing sector, the tight labor market, strong stock market and high levels of consumer confidence have, for the most part, forestalled any negative impact normally associated with higher interest rates.

Overseas, most economies are at early stages of recovery with no visible constraints on growth in the next few years. As a result of improved global growth, many manufacturing and commodity sectors in the U.S. economy are improving from several years of relative weakness caused by the Asian crisis.

In our view, the Fed is most likely to continue to raise interest rates until indications become more apparent that economic growth is beginning to slow. We believe this is likely to be the case as long as inflation remains under control. The risks to this scenario are on the side of substantially higher interest rates until the financial markets are convinced that inflation is under control.

While no guarantees can be made,as short-term interest rates increase,the earnings from the Fund's portfolio should increase as well, all other factors being equal. As long as interest rates do not increase to a level where they adversely affect economic activity,rising interest rates should be favorable to corporate loans.

Thank you for investing in the Travelers Corporate Loan Fund Inc. We look forward to seeking to achieve our objectives of maximizing current income consistent with prudent efforts to preserve capital. We promise to seek the best risk-adjusted returns available from corporate loans and to work hard to provide you with a stable, long-term investment with competitive rates of return.

Sincerely,

/s/ Heath B. McLendon                     /s/ Glenn N. Marchak

Heath B. McLendon                         Glenn N. Marchak
Chairman                                  Vice President and
                                          Investment Officer
May 17, 2000

--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                               March 31, 2000
--------------------------------------------------------------------------------


    FACE                                             LOAN      STATED
   AMOUNT                   SECURITY                 TYPE     MATURITY       VALUE*
=====================================================================================
SENIOR COLLATERALIZED LOANS -- 96.8%
Aerospace/Defense -- 4.6%
$ 7,375,056       DeCrane Aircraft Holdings, Inc.   Term B     9/30/05    $ 7,393,494
  2,493,750       DeCrane Aircraft Holdings, Inc.   Term D    12/24/06      2,506,219
-------------------------------------------------------------------------------------
                                                                            9,899,713
-------------------------------------------------------------------------------------
Automotive -- 4.9%
  3,750,000       Dura Automotive Systems, Inc.     Term B     3/31/06      3,747,750
  1,963,296       J.L. French Automotive Castings,
                  Inc.                              Term B    10/21/06      1,968,205
  4,937,500       Stoneridge, Inc.                  Term B    12/31/05      4,937,500
-------------------------------------------------------------------------------------
                                                                           10,653,455
-------------------------------------------------------------------------------------
Building Materials -- 5.0%
  1,492,105       Better Minerals and Aggregates    Term B     9/30/07      1,491,210
  2,000,000       Hanley-Wood, Inc.                 Term B     9/21/07      1,998,800
  1,400,000       Onex ABCO LP (Magnatrax)          Term B    11/15/05      1,402,660
  2,948,167       Panolam Industries International,
                  Inc.                              Term B     1/31/07      2,951,999
  3,000,000       Trussway Holdings Inc.            Term B    12/31/06      2,994,300
-------------------------------------------------------------------------------------
                                                                           10,838,969
-------------------------------------------------------------------------------------
Chemicals -- 8.9%
  2,992,493       Georgia Gulf Corp.                Term B    11/10/06      3,011,346
  1,500,000       Huntsman ICI Chemical LLC         Term B     6/30/07      1,515,000
  1,500,000       Huntsman ICI Chemical LLC         Term C     6/30/08      1,515,000
  5,181,550       Lyondell Petrochemical Co.        Term B     6/30/05      5,223,521
  7,957,406       Lyondell Petrochemical Co.        Term E     5/17/06      8,096,660
-------------------------------------------------------------------------------------
                                                                           19,361,527
-------------------------------------------------------------------------------------
Construction Machinery -- 1.4%
  3,000,000       United Rentals, Inc.              Term C     6/30/06      3,007,500
-------------------------------------------------------------------------------------
Consumer Products-- 4.6%
    947,625       American Safety Razor Co.         Term B     4/30/07        950,563
  2,847,823       Doane Pet Care Co.                Term B    11/12/05      2,851,520
  3,077,177       Doane Pet Care Co.                Term C    11/12/06      3,081,178
  1,990,000       Holmes Products Corp.             Term B      2/5/07      1,992,587
  1,000,000       Shop Vac Corp.                    Term B      7/7/07      1,000,000
-------------------------------------------------------------------------------------
                                                                            9,875,848
-------------------------------------------------------------------------------------
Entertainment -- 3.9%
  3,000,000       Corus Entertainment Inc.          Term B     9/30/00      2,994,300
  3,500,000       Six Flags Theme Parks Inc.        Term B     11/5/05      3,513,300
     80,000       Washington Football Group, Inc.   Term A    10/29/04         80,200
  1,920,000       Washington Football Inc.          Term C    10/29/04      1,924,800
-------------------------------------------------------------------------------------
                                                                            8,512,600
-------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                    March 31, 2000
--------------------------------------------------------------------------------


    FACE                                               LOAN   STATED
   AMOUNT              SECURITY                        TYPE  MATURITY        VALUE*
=====================================================================================
Food -- 0.6%
$ 1,326,600       New World Pasta Co.                 Term B   1/28/06    $ 1,328,325
-------------------------------------------------------------------------------------
Health Care -- 4.9%
  3,500,000       Oxford Health Plans, Inc.           Term B   5/13/03      3,497,900
  1,000,000       Stericycle, Inc.                    Term B  11/10/06      1,008,800
  6,130,028       Stryker Corp.                       Term B   12/4/05      6,153,323
-------------------------------------------------------------------------------------
                                                                           10,660,023
-------------------------------------------------------------------------------------
Gaming -- 1.2%
  1,333,333       Isle of Capri Casinos, Inc.         Term B    3/2/06      1,340,800
  1,166,667       Isle of Capri Casinos, Inc.         Term C    3/2/07      1,173,200
-------------------------------------------------------------------------------------
                                                                            2,514,000
-------------------------------------------------------------------------------------
Independent Energy -- 4.6%
 10,000,000       Heating Oil Partners LP             Term     9/30/03      9,975,000
-------------------------------------------------------------------------------------
Industrial - Other-- 10.2%
  2,700,000       Casella Waste Systems, Inc.         Term B    2/3/07      2,706,750
  2,684,063       General Cable Corp.                 Term B   5/28/07      2,687,552
  2,000,000       Hines Nurseries, Inc.               Term B   3/10/05      2,002,600
  1,488,750       Mueller Group Inc.                  Term B   8/16/06      1,496,194
  1,488,750       Mueller Group Inc.                  Term C   8/16/07      1,496,194
  4,631,579       SPX Corp.                           Term A   10/6/04      4,637,600
  3,990,000       SPX Corp.                           Term B  12/31/06      4,012,344
  2,977,500       Western Industries Ltd.             Term B   6/23/06      2,975,714
-------------------------------------------------------------------------------------
                                                                           22,014,948
-------------------------------------------------------------------------------------
Lodging -- 1.4%
  3,000,000       Starwood Hotels & Resorts
                  Worldwide, Inc.                     IRN      2/23/03      2,970,000
-------------------------------------------------------------------------------------
Media - Cable -- 4.4%
  7,000,000       Charter Communications
                  Operating LLC                       Term B   9/18/08      6,974,100
  1,736,842       Classic Cable, Inc.                 Term B   1/31/08      1,736,842
    868,421       Classic Cable, Inc.                 Term C   1/31/08        869,550
-------------------------------------------------------------------------------------
                                                                            9,580,492
-------------------------------------------------------------------------------------
Media - Non-Cable -- 6.6%
  4,850,505       21st Century Newspapers             Term B   9/15/05      4,847,595
  4,500,000       American Media Operation Inc.       Term B    4/1/07      4,502,700
  4,000,000       Susquehanna Media Co.               Term B   6/30/08      4,010,000
    950,000       Ziff-Davis Inc.                     Term B   3/31/06        951,805
-------------------------------------------------------------------------------------
                                                                           14,312,100
-------------------------------------------------------------------------------------
Metals -- 0.8%
  1,700,000       Ucar International Inc.             Term B   2/28/07      1,701,020
-------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                    March 31, 2000
--------------------------------------------------------------------------------


    FACE                                           LOAN         STATED
   AMOUNT                SECURITY                  TYPE        MATURITY      VALUE*
=====================================================================================
Other - Energy -- 0.7%
$ 1,425,000        TransMontaigne Inc.            Term B        7/1/06    $ 1,419,728
-------------------------------------------------------------------------------------
Other - Financial Institutions -- 3.5%
  1,698,888        Bridge Information Systems,
                   Inc.                           Multi-Draw   5/29/03      1,639,427
  3,160,112        Bridge Information Systems,
                   Inc.                           Term B       5/29/05      3,010,007
  2,992,500        Outsourcing Solutions Inc.     Term B       6/15/06      2,981,428
-------------------------------------------------------------------------------------
                                                                            7,630,862
-------------------------------------------------------------------------------------
Packaging -- 1.4%
  2,977,387        Graham Packaging Co.           Term D       1/31/07      2,990,487
-------------------------------------------------------------------------------------
Paper -- 2.8%
  1,277,778        Jefferson Smurfit Corp.        Term B       3/31/06      1,284,167
  2,373,967        Packaging Corp. of America     Term B       4/12/07      2,387,261
  2,373,967        Packaging Corp. of America     Term C       4/12/08      2,387,261
-------------------------------------------------------------------------------------
                                                                            6,058,689
-------------------------------------------------------------------------------------
Pharmaceuticals -- 4.8%
 10,368,750        King Pharmaceuticals, Inc.     Term B      12/28/06     10,356,308
-------------------------------------------------------------------------------------
Railroads -- 1.4%
  2,000,000        Kansas City Southern Railway
                   Co.                            Term B      12/29/06      2,012,600
    997,500        RailAmerica, Inc.              Term B        1/2/07      1,003,111
-------------------------------------------------------------------------------------
                                                                            3,015,711
-------------------------------------------------------------------------------------
Telecommunications -- 14.2%
  1,446,667        American Cellular Corp.        Term B       2/25/08      1,446,667
  1,653,333        American Cellular Corp.        Term C       2/25/09      1,653,333
  4,937,500        Centennial Cellular Operating
                   Co.                            Term B        5/1/07      4,965,150
  4,937,500        Centennial Cellular Operating
                   Co.                            Term C      11/30/07      4,965,150
  1,000,000        Crown Castle Operating Co.     Term B       3/31/08      1,004,400
  2,000,000        Dobson Operating Co.           Term B        1/7/08      2,011,200
  3,750,000        Nextel Finance Co.             Term B       6/30/08      3,759,375
  3,750,000        Nextel Finance Co.             Term C      12/31/08      3,759,375
  7,266,707        Superior TeleCom Inc.          Term B      11/27/05      7,230,374
-------------------------------------------------------------------------------------
                                                                           30,795,024
-------------------------------------------------------------------------------------
                   TOTAL SENIOR COLLATERALIZED LOANS
                   (Cost-- $209,173,121)                                  209,472,329
=====================================================================================

                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                    March 31, 2000
--------------------------------------------------------------------------------


    FACE
   AMOUNT                          SECURITY                               VALUE*
=====================================================================================
SHORT-TERM INVESTMENTS -- 3.2%
Commercial Paper -- 3.2%
$ 6,960,000       UBS Finance (Delaware) Inc., 6.280% due 4/3/00
                  (Cost -- $6,957,572)                                $     6,957,572
=====================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $216,130,693**)                            $   216,429,901
=====================================================================================

* Market value is determined using current market prices which are supplied weekly by an independent third party pricing service.
** Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this schedule:
   ------------------------------------
   IRN         -- Increasing Rate Note
   Multi Draw  -- Multi Draw Term Loan
   Term        -- Term Loan
   Term A      -- Term Loan A
   Term B      -- Term Loan B
   Term C      -- Term Loan C
   Term D      -- Term Loan D
   Term E      -- Term Loan E

                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                      2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                   March 31, 2000
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $216,130,693)                      $216,429,901
  Cash                                                                   192,275
  Dividends and interest receivable                                    1,104,022
--------------------------------------------------------------------------------
  Total Assets                                                       217,726,198
--------------------------------------------------------------------------------
LIABILITIES:
  Notes payable                                                       68,700,000
  Dividends payable                                                      451,542
  Management fees payable                                                165,754
  Interest payable                                                       127,671
  Accrued expenses                                                       172,679
--------------------------------------------------------------------------------
  Total Liabilities                                                   69,617,646
--------------------------------------------------------------------------------
Total Net Assets                                                    $148,108,552
================================================================================
NET ASSETS:
  Par value of capital shares                                       $      9,782
  Capital paid in excess of par value                                146,297,239
  Undistributed net investment income                                  1,345,393
  Accumulated net realized gain from security transactions               156,930
  Net unrealized appreciation of investments                             299,208
--------------------------------------------------------------------------------
Total Net Assets                                                    $148,108,552
================================================================================
Shares Outstanding                                                     9,781,667
--------------------------------------------------------------------------------
Net Asset Value                                                     $      15.14
--------------------------------------------------------------------------------

                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            11

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended March 31, 2000

INVESTMENT INCOME:
  Interest                                                          $10,061,742
  Less: Interest expense                                             (2,086,797)
-------------------------------------------------------------------------------
  Total Investment Income                                             7,974,945
-------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                            1,119,155
  Audit and legal                                                        37,000
  Shareholder and system servicing fees                                  27,500
  Directors' fees                                                        19,000
  Shareholder communications                                             10,000
  Registration fees                                                       8,000
  Custody                                                                 1,000
  Other                                                                  15,000
-------------------------------------------------------------------------------
  Total Expenses                                                      1,236,655
-------------------------------------------------------------------------------
Net Investment Income                                                 6,738,290
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              81,404,541
    Cost of securities sold                                          81,205,603
-------------------------------------------------------------------------------
  Net Realized Gain                                                     198,938
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                                 565,557
    End of period                                                       299,208
-------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                              (266,349)
-------------------------------------------------------------------------------
Net Loss on Investments                                                 (67,411)
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 6,670,879
===============================================================================


                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Six Months Ended March 31, 2000 (unaudited) and the Period Ended September 30, 1999

                                                       2000            1999(a)
================================================================================
OPERATIONS:
  Net investment income                           $  6,738,290      $  9,436,402
  Net realized gain                                    198,938           221,119
  Increase (decrease) in net unrealized
   appreciation                                       (266,349)          565,557
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             6,670,879        10,223,078
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             (6,847,167)       (8,175,111)
  Net realized gains                                  (263,127)               --
--------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions
   to Shareholders                                  (7,110,294)       (8,175,111)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Proceeds from sale of shares
   (net of $225,000 offering costs)                         --       146,500,000
  Cost of shares reacquired                                 --                --
--------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share
   Transactions                                             --       146,500,000
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                     (439,415)      148,547,967
NET ASSETS:
  Beginning of period                              148,547,967                --
--------------------------------------------------------------------------------
  End of period*                                  $148,108,552      $148,547,967
================================================================================
* Includes undistributed net investment
   income of:                                     $  1,345,393      $  1,454,270
================================================================================

(a) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.

                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            13

--------------------------------------------------------------------------------
Statement of Cash Flows (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended March 31, 2000


CASH FLOWS PROVIDED BY OPERATING AND INVESTING ACTIVITIES:
  Interest and dividends received                                      $    10,076,121
  Operating expenses paid                                                   (1,314,785)
  Interest paid on bank loans                                               (2,109,769)
  Net short-term purchases                                                  (5,856,783)
  Purchases of portfolio securities                                        (76,252,583)
  Proceeds from disposition of long-term securities                         81,404,541
--------------------------------------------------------------------------------------
  Net Cash Flows Provided By Operating and Investing Activities              5,946,742
--------------------------------------------------------------------------------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
  Net borrowings under line-of-credit agreement                              1,700,000
  Cash dividends paid on Common Stock                                       (7,086,760)
--------------------------------------------------------------------------------------
  Net Cash Flows Used By Financing Activities                               (5,386,760)
--------------------------------------------------------------------------------------
NET INCREASE IN CASH                                                           559,982
Payable to Bank, Beginning of Period                                          (367,707)
--------------------------------------------------------------------------------------
Cash, End of Period                                                       $    192,275
======================================================================================


RECONCILIATION OF INCREASE IN NET ASSETS FROM
OPERATIONS TO NET CASH FLOWS PROVIDED BY
OPERATING AND INVESTING ACTIVITIES:
  Increase in Net Assets From Operations                                  $  6,670,879
--------------------------------------------------------------------------------------
  Amortization of discount on securities                                        98,549
  Increase in investments, at value                                           (818,776)
  Decrease in other assets                                                       7,930
  Decrease in interest payable for money borrowed                              (22,972)
  Decrease in dividends and interest receivable                                 89,262
  Decrease in accrued expenses                                                 (78,130)
--------------------------------------------------------------------------------------
  Total Adjustments                                                           (724,137)
--------------------------------------------------------------------------------------
Net Cash Flows Provided By Operating and Investing Activities             $  5,946,742
======================================================================================

                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited)

1.   Significant Accounting Policies

The Travelers Corporate Loan Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities, excluding senior collateralized loans, for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of net investment loss amounting to $192,979 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment,financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (j) collateralized senior loans will be valued at readily ascertainable market values and in the absence of these market values the loans are valued at fair value. Fair value is determined in accordance with guidelines established by the Fund's Board of Directors. In valuing a loan, SSB Citi Fund Management LLC ("SSBC"), the Fund's investment adviser, with the assistance of the Travelers Asset Management International Company LLC ("TAMIC"), the sub-adviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan;
(3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            15
conditions; SSBC may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. However, because the secondary market has not yet fully developed,SSBC will not rely solely on such prices or quotations.

Facility fees, incurred by the Fund on loan agreements, are amortized over the term of the loan.

2.   Management Agreement and Transactions with Affiliated Persons

SSBC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup") acts as investment adviser for the Fund. The Fund pays SSBC a management fee for its investment advisory and administration services calculated at an annual rate of 1.05% of the average weekly assets. This fee is calculated weekly and paid monthly.

SSBC has entered into a sub-investment advisory agreement with TAMIC, another wholly-owned indirect subsidiary of Citigroup. Pursuant to a sub- advisory agreement, TAMIC is responsible for certain investment decisions related to the Fund. SSBC pays TAMIC a fee of 0.50% of the value of the Fund's average weekly assets for the services TAMIC provides as sub-adviser. This fee is calculated weekly and paid monthly.

All officers and one Director of the Fund are employees of either Salomon Smith Barney Inc. ("SSB"),another subsidiary of Citigroup or its affiliates.

3.   Investments

During the six months ended March 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                           $76,197,164
--------------------------------------------------------------------------------
Sales                                                                81,404,541
--------------------------------------------------------------------------------

At March 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                          $621,576
Gross unrealized depreciation                                          (322,368)
--------------------------------------------------------------------------------
Net unrealized appreciation                                            $299,208
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

4.   Commitments

The Fund has entered into a 364 day revolving credit agreement and a three year revolving credit agreement to borrow up to an aggregate of $73.5 million from a syndicate of major financial institutions. The 364 day revolving credit agreement matures on January 30, 2001 and the three year revolving credit agreement matures on February 1, 2002. Borrowing rates under both of these agreements are based on a fixed spread over LIBOR or the Prime Rate. The Fund pays a facility fee quarterly at 0.10% and 0.15% per annum for the 364 day and three year revolving credit agreements, respectively. The amount of aggregate borrowings outstanding at March 31, 2000 was $68.7 million at a weighted average interest rate of 6.33%, which represented 31.69% of net assets plus borrowings. Average aggregate borrowings for the six months ended March 31, 2000, were $65,239,927 and the average annualized interest rate was 6.36%.

5.   Offering Costs

Offering costs of $607,394 were incurred at the inception of the Fund. Of this amount, $382,394 was paid by SSBC. The balance of $225,000 was paid by the Fund.

6.   Capital Shares

At March 31, 2000, the Fund had 150,000,000 shares of capital stock authorized, ("Common Stock") with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

                                                Six Months Ended        Period Ended
                                                 March 31, 2000      September 30, 1999(a)
                                              --------------------  -----------------------
                                               Shares      Amount     Shares      Amount
-------------------------------------------------------------------------------------------
Shares sold (net of $225,000 offering costs)     --          --     9,781,667  $146,500,000
Shares reacquired                                --          --            --            --
-------------------------------------------------------------------------------------------
Net Increase                                     --          --     9,781,667  $146,500,000
-------------------------------------------------------------------------------------------

(a) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            17

Financial Highlights

For a share of capital stock outstanding throughout the six months ended March 31, 2000 (unaudited) and the period ended September 30, 1999:

                                                   2000                  1999(1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $15.19                $15.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                             0.69                  0.97
  Net realized and unrealized gain (loss)          (0.01)                 0.09
--------------------------------------------------------------------------------
Total Income From Operations                        0.68                  1.06
--------------------------------------------------------------------------------
Offering Costs on Issuance of Common Stock            --                 (0.02)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.70)                (0.85)
  Net realized gains                               (0.03)                   --
--------------------------------------------------------------------------------
Total Distributions                                (0.73)                (0.85)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                    $15.14                $15.19
--------------------------------------------------------------------------------
Total Return, Based on Market Value++              (0.15)%                1.68%
--------------------------------------------------------------------------------
Total Return, Based on Net Asset Value++            5.00%                 7.45%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $148,109              $148,548
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Net investment income                             9.08%                 7.48%
  Interest expense                                  2.81                  1.68
  Organization expense                                --                  0.24
  Other expenses                                    1.66                  1.63
--------------------------------------------------------------------------------
Portfolio Turnover Rate                               37%                   53%
--------------------------------------------------------------------------------
Market Value, End of Period                      $13.625               $14.375
--------------------------------------------------------------------------------
(1) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

Dividend Reinvestment Plan (unaudited)

Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by PFPC Global Fund Services ("Plan Agent"), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by PFPC Global Fund Services, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund's shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            19
of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-800-331-1710. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's

--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders
open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors'prior written consent,on at least 30 days'prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800)331-1710.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            21

Directors                               Investment Adviser
Allan J. Bloostein                      SSB Citi Fund Management LLC
Martin Brody
Dwight Crane                            Sub-Investment Adviser
Robert Frankel                          Travelers Asset Management
William R. Hutchinson                   International Company LLC
Heath B. McLendon, Chairman
                                        Custodian
Officers                                PFPC Trust Company
Heath B. McLendon
President and                           Transfer Agent
Chief Executive Officer                 PFPC Global Fund Services
                                        P.O. Box 8030
Lewis E. Daidone                        Boston, Massachusetts 02266-8030
Senior Vice President
and Treasurer

Glenn N. Marchak
Vice President and
Investment Officer
                                        This report is intended only for
Irving P. David                         shareholders of Travelers Corporate Loan
Controller                              Fund Inc. It is not a Prospectus,
                                        circular or representation intended for
Christina T. Sydor                      use in the purchase or sale of shares of
Secretary                               the Fund or any securities mentioned in
                                        this report.



                                        Travelers Corporate
                                        Loan Fund Inc.
                                        388 Greenwich Street
                                        New York, New York 10013


                                        FD01642 5/00